Morgan Stanley Flexible Income Trust
Item 77O- Transactions effected pursuant to Rule 10f-3


Securities Purchased:	Davita Inc. 6.375% due 11/1/2018
Purchase/Trade Date:	10/5/2010
Offering Price of Shares: $100.000
Total Amount of Offering: $775,000,000
Amount Purchased by Fund: $535,000
Percentage of Offering Purchased by Fund: 0.069
Percentage of Funds Total Assets: 0.50
Brokers: BofA Merrill Lynch, JPMorgan, Credit Suisse, Barclays Capital, Goldman Sachs, Wells Fargo Securities, Mitsubishi UFJ Securities
Purchased from: Banc of America

Securities Purchased:	Cincinati Bell Inc. 8.375% due 10/15/2020
Purchase/Trade Date:	10/7/2010
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Funds Total Assets: 0.12
Brokers: Barclays Capital, RBS Securities Inc., Morgan Stanley & Co., Banc of America Securities, Deutsche Bank Securities Inc., Wells Fargo Securities
Purchased from: Barclays Capital

Securities Purchased: Markwest Energy Partners LP 6.750% due 11/1/2020
Purchase/Trade Date:	10/19/2010
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.070
Percentage of Funds Total Assets: 0.32
Brokers: Wells Fargo, BofA Merrill Lynch, Barclays Capital, Morgan Stanley, RBC Capital Markets
Purchased from: Wachovia Securities

Securities Purchased:	Sunguard Data Systems Inc. 7.375% due 11/15/2018
Purchase/Trade Date:	11/1/2010
Offering Price of Shares: $100.000
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $340,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Funds Total Assets: 0.32
Brokers: JPMorgan, BofA Merrill Lynch, Barclays Capital, Citi, Credit Suisse, Goldman Sachs, Deutsche Bank Securities, Morgan Stanley
Purchased from: JPMorgan

Securities Purchased: Stanley Black & Decker Inc. PFD 4.250% due 11/17/2015
Purchase/Trade Date:	11/1/2010
Offering Price of Shares: $100.00
Total Amount of Offering: $5,500,000
Amount Purchased by Fund: 900 shares
Percentage of Offering Purchased by Fund: 0.016
Percentage of Funds Total Assets: 0.08
Brokers: BofA Merrill Lynch, Citi, JPMorgan, Morgan Stanley
Purchased from: Merrill Lynch

Securities Purchased:	Endo Pharmaceuticals Holdings 7.000% due 12/15/2020
Purchase/Trade Date:	11/18/2010
Offering Price of Shares: $99.105
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $270,000
Percentage of Offering Purchased by Fund: 0.068
Percentage of Funds Total Assets: 0.25
Brokers: JPMorgan, RBC Capital Markets, Barclays Capital, Citi, Deutsche Bank Securities, Morgan Stanley
Purchased from: JPMorgan

Securities Purchased:	TransDigm Inc. 7.750% due 12/15/2018
Purchase/Trade Date:	12/1/2010
Offering Price of Shares: $100.000
Total Amount of Offering: $1,550,000,000
Amount Purchased by Fund: $1,550,000
Percentage of Offering Purchased by Fund: 0.100
Percentage of Funds Total Assets: 1.49
Brokers: UBS Investment Bank, Barclays Capital, Credit Suisse,
Morgan Stanley
Purchased from: UBS Securities

Securities Purchased:	Albermarle Corp. 4.500% due 12/15/2020
Purchase/Trade Date:	12/7/2010
Offering Price of Shares: $99.101
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Funds Total Assets: 0.11
Brokers: BofA Merrill Lynch, JPMorgan, UBS Investment Bank, BNP Paribas, Wells Fargo Securities, BNY Mellon Capital Markets, HSBC, Mitsubishi UFJ Securities, RBS, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: Banc of America

Securities Purchased:	Tennco Inc. 6.875% due 12/15/2020
Purchase/Trade Date:	12/9/2010
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $110,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Funds Total Assets: 0.11
Brokers: BofA Merrill Lynch, Citi, Deutsche Bank Securities, Wells Fargo Securities, JPMorgan, Morgan Stanley, RBS, Wells Fargo Securities
Purchased from:  Banc of America

Securities Purchased:	Saic Inc. 4.450% due 12/1/2020
Purchase/Trade Date:	12/13/2010
Offering Price of Shares: $99.637
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Funds Total Assets: 0.03
Brokers: BofA Merrill Lynch, Citi, Morgan Stanley, RBS, Scotia Capital, US Bancorp, Wells Fargo Securities
Purchased from: Banc of America

Securities Purchased:	Saic Inc. 5.950% due 12/1/2040
Purchase/Trade Date:	12/13/2010
Offering Price of Shares: $99.851
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Funds Total Assets: 0.12
Brokers: BofA Merrill Lynch, Citi, Morgan Stanley, RBS, Scotia Capital, US Bancorp, Wells Fargo Securities
Purchased from: Banc of America

Securities Purchased:	Windstream Corp. 7.750% due 10/15/2020
Purchase/Trade Date:	1/7/2011
Offering Price of Shares: $103.000
Total Amount of Offering: $200,000,000
Amount Purchased by Fund: $335,000
Percentage of Offering Purchased by Fund: 0.168
Percentage of Funds Total Assets: 0.34
Brokers: JPMorgan, BofA Merrill Lynch, Deutsche Bank Securities, Morgan Stanley, RBS, Wells Fargo Securities, Mitsubishi UFJ Securities, BNP Paribas, Goldman, Sachs & Co., SunTrust Robinson Humphrey
Purchased from: JP Morgan

Securities Purchased:	Marathon Petroleum Corp. 5.125% due 3/1/2021
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.947
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $70,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Funds Total Assets: 0.07
Brokers: Morgan Stanley, BofA Merrill Lynch, Citi, JPMorgan, RBS, BNP Paribas, Deutsche Bank Securities, DnB NOR Markets, Fifth Third Securities, Inc., Mitsubishi UFJ Securities, PNC Capital Markets LLC, Scotia Capital, Societe Generale, SMBC Nikko, US Bancorp, BBVA Securities, Comerica Securities, The Williams Capital Growth, L.P.
Purchased from: JP Morgan

Securities Purchased:	Blue Merger Sub Inc. 7.625% due 2/15/2019
Purchase/Trade Date:	2/1/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Funds Total Assets: 0.05
Brokers: BofA Merrill Lynch, Morgan Stanley, Barclays Capital, JPMorgan, KKR, Deutsche Bank Securities, Goldman, Sachs & Co., Mizuho Securities USA Inc.
Purchased from: Banc of America

Securities Purchased:	Chaparral Energy Inc. 8.25% due 9/1/2021
Purchase/Trade Date:	2/7/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.038%
Percentage of Funds Total Assets: 0.15%
Brokers: Wells Fargo Securities, Credit Suisse, JPMorgan, RBC Capital Markets, UBS Investment Bank, Capital One Southcoast, Credit Agricole CIB, Societe Generale, Comerica Securities, Natixis Securities N.A., Lloyds Bank Corporate Markets, Scotia Capital, Mitsubishi UFJ Securities,
US Bancorp
Purchased from: Wachovia Securities

Securities Purchased:	Venoco Inc. 8.875% due 2/15/2019
Purchase/Trade Date:	2/10/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.100%
Percentage of Funds Total Assets: 0.49%
Brokers: Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp., BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., RBS Securities Inc., Scotia Capital (USA) Inc., BOSC, Inc.
Purchased from: Banc of America

Securities Purchased:	Clear Channel Communications 9.000% due 3/1/2021
Purchase/Trade Date:	2/15/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $470,000
Percentage of Offering Purchased by Fund: 0.047%
Percentage of Funds Total Assets: 0.47%
Brokers: Goldman, Sachs & Co., Credit Suisse, Deutsche Bank Securities, Morgan Stanley, RBS, Wells Fargo Securities
Purchased from: Goldman Sachs

Securities Purchased:	Wyndham Worldwide Corp. 5.625% due 3/1/2021
Purchase/Trade Date:	2/23/2011
Offering Price of Shares: $99.134
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.080%
Percentage of Funds Total Assets: 0.20%
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, Deutsche Bank Securities, Goldman, Sachs & Co., RBS, Scotia Capital, Mitsubishi UFJ Securities, nabSecurities LLC, US Bancorp, BBVA Securities, SMBC Nikko Purchased from: JP Morgan

Securities Purchased:	Level 3 Financing Inc. 9.375% due 4/1/2019
Purchase/Trade Date:	3/1/2011
Offering Price of Shares: $98.001
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.100%
Percentage of Funds Total Assets: 0.48%
Brokers: Bof A Merrill Lynch, Citi, Morgan Stanley, Deutsche Bank Securities Purchased from: Banc of America

Securities Purchased:	GMAC Capital Trust PFD 8.125% due 2/15/2040
Purchase/Trade Date:	3/2/2011
Offering Price of Shares: $25.00
Total Amount of Offering: 106,680,000 shares
Amount Purchased by Fund: 13,700 shares
Percentage of Offering Purchased by Fund: 0.013%
Percentage of Funds Total Assets: 0.34%
Brokers: Citi, Deutsche Bank Securities, JPMorgan, Morgan Stanley, Barclays Capital, Goldman, Sachs & Co., Aladdin Capital LLC, CastleOak Securities, L.P., Blaylock Robert Van, LLC, C.L. King & Associates, Loop Capital Markets Purchased from: JP Morgan

Securities Purchased:	Best Buy Co. Inc. 3.750% due 3/15/2016
Purchase/Trade Date:	3/8/2011
Offering Price of Shares: $99.606
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $190,000
Percentage of Offering Purchased by Fund: 0.054%
Percentage of Funds Total Assets: 0.19%
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, UBS Investment Bank, Citi, Wells Fargo Securities, Fifth Third Securities Inc., Standard Chartered Bank, Goldman, Sachs & Co., HSBC, Mitsubishi UFJ Securities,
RBC Capital Markets, Scotia Capital, US Bancorp, Barclays Capital,
BBVA Securities, Deutsche Bank Securities, Morgan Stanley, RBS
Purchased from: Credit Suisse Securities

Securities Purchased:	Dexus Diversified Trust 5.600% due 3/15/2021
Purchase/Trade Date:	3/10/2011
Offering Price of Shares: $99.645
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.060%
Percentage of Funds Total Assets: 0.15%
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley, Deutsche Bank Securities, HSBC
Purchased from: Banc of America

Securities Purchased:	Willis Group Holdings PLC 4.125% due 3/15/2016
Purchase/Trade Date:	3/14/2011
Offering Price of Shares: $99.487
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Funds Total Assets: 0.08
Brokers: Barclays Capital, Goldman, Sachs & Co., Morgan Stanley, Willis Capital Markets & Advisory, Citi, BofA Merrill Lynch, JPMorgan, Keefe, Bruyette & Woods, RBS, SunTrust Robinson Humphrey, ING, Lloyds Securities, Wells Fargo Securities
Purchased from: Barclays Capital Inc.

Securities Purchased:	Quest Diagnostics Inc. 3.200% due 4/1/2016
Purchase/Trade Date:	3/21/2011
Offering Price of Shares: $99.907
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Funds Total Assets: 0.16
Brokers: Morgan Stanley, Goldman, Sachs & Co., RBS, JPMorgan, Wells Fargo Securities, Credit Agricole CIB, BofA Merrill Lynch, Mitsubishi UFJ Securities
Purchased from: Royal Bank of Scotland

Securities Purchased:	Quest Diagnostics Inc. 4.70% due 4/1/2021
Purchase/Trade Date:	3/21/2011
Offering Price of Shares: $99.833
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $160,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Funds Total Assets: 0.16
Brokers: Morgan Stanley, Goldman, Sachs & Co., RBS, JPMorgan, Wells Fargo Securities, Credit Agricole CIB, BofA Merrill Lynch, Mitsubishi UFJ Securities
Purchased from: Royal Bank of Scotland

Securities Purchased:	Nationwide Financial Services 5.375% due 3/25/2021
Purchase/Trade Date:	3/22/2011
Offering Price of Shares: $99.420
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Funds Total Assets: 0.12
Brokers: Morgan Stanley, JPMorgan, Wells Fargo Securities, BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., UBS Investment Bank, BNP Paribas, Fifth Third Securities, Inc., Huntington Investment Company, PNC Capital Markets LLC, RBS, The Williams Capital Group, L.P.
Purchased from: JPMorgan

Securities Purchased:	Gilead Sciences Inc. 4.500% due 4/1/2021
Purchase/Trade Date:	3/23/2011
Offering Price of Shares: $99.142
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Funds Total Assets:  0.05
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Leerink Swann
Purchased from: JPMorgan

Securities Purchased:	Wells Operating Partnership II, L.P. 5.875%
due 4/1/2018
Purchase/Trade Date:	3/28/2011
Offering Price of Shares: $99.295
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.080
Percentage of Funds Total Assets: 0.20
Brokers: JPMorgan, Morgan Stanley, BMO Capital Markets, Morgan Keegan, PNC Capital Markets LLC, US Bancorp
Purchased from: JPMorgan

Securities Purchased: CDW Escrow Corp. 8.500% due 4/1/2019
Purchase/Trade Date:	3/29/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $725,000,000
Amount Purchased by Fund: $230,000
Percentage of Offering Purchased by Fund: 0.032
Percentage of Funds Total Assets: 0.24
Brokers: JPMorgan, Barclays Capital, BofA Merrill Lynch, Deutsche Bank Securities, Morgan Stanley
Purchased from: JPMorgan